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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 15, 2004


                               AROTECH CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                         0-23336             95-4302784
(State or other jurisdiction            (Commission          (IRS Employer
     of incorporation)                  File Number)       Identification No.)


   632 BROADWAY, SUITE 1200, NEW YORK, NEW YORK                        10012
     (Address of Principal Executive Offices)                        (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (646) 654-2107


          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits. A list of exhibits required is given in the Exhibit Index that precedes the exhibits filed with this report.

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On January 15, 2004, we publicly disseminated a press release (the "Release") giving guidance with respect to our financial results for the year ended December 31, 2003. A copy of the Release is attached as Exhibit 99.1 hereto.

         The information included in the attached Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  AROTECH CORPORATION
                                  (REGISTRANT)

                                  By:  /s/ Robert S. Ehrlich
                                       -------------------------------------
                                       Name:  Robert S. Ehrlich
                                       Title: President, Chairman of the
                                              Board and Chief Executive Officer


Dated:   January 15, 2004


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                                  EXHIBIT INDEX

         The following exhibits are filed with the Current Report on Form 8-K.


                          EXHIBIT
                           NUMBER                   DESCRIPTION
                           ------                   -----------

                             99.1         Press release dated January 15, 2004


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